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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2003



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-16383                  95-4352386
 (State or other jurisdiction (Commission File Number) (IRS Employer Identification
       of incorporation)                                         Number)

                333 Clay Street
                  Suite 3400
                Houston, Texas                              77002
   (Address of principal executive offices)              (Zip Code)

                                 (713) 659-1361
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  Other Events.

     On March 26, 2003, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the fourth quarter and fiscal year ended December 31, 2002. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

ITEM 7.  Financial Statements and Exhibits.

     (c) Exhibits.

          99.1* Press release dated March 26, 2003 announcing the Company's results of operations for the quarter and fiscal year ended December 31, 2002.

                ---------------------------------------
                * - Filed Herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHENIERE ENERGY, INC.


         Date: March 27, 2003          By:  /s/ Don A. Turkleson
                                           -------------------------------------
                                           Name:    Don A. Turkleson
                                           Title:   Chief Financial Officer